Exhibit 10.4

May 5, 2010

Manitex International, Inc.

50120 Pontiac Trail

Wixom, MI 48393

Gentlemen:

Comerica Bank agrees to lend to Manitex International, Inc., a Michigan corporation (“Company”), at any time and from time to time from the date hereof until April 1, 2012, sums not to exceed Five Hundred Thousand Dollars ($500,000) in the aggregate at any one time outstanding, subject to the following terms and conditions.

1. The borrowings hereunder shall be evidenced by a Master Revolving Note (“Note”) under which advances may be made subject to the terms and conditions of this Agreement.

2. Proceeds of the Note shall be used solely to acquire new or used machinery and equipment for use in Company’s business. Bank may approve requests for advances upon presentation of such documents as the Bank may require. Disbursements may be made only to the extent of eighty percent (80%) of the invoice cost of the machinery and equipment being purchased.

3. Upon any Default under and as defined in the Note, the Note shall at Bank’s option become immediately due and payable in full.

4. This Agreement shall become effective upon the execution hereof by Bank and Company.

5. No amendments or waiver of any provision of this Agreement nor consent to any departure by Company therefrom shall in any event be effective unless the same shall be in writing and signed by the Bank, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment, waiver or consent with respect to any provision of this Agreement shall affect any other provision of this Agreement.

6. COMPANY AND BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT

Manitex International, Inc.

May     , 2010

OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO THIS AGREEMENT, THE NOTE OR THE INDEBTEDNESS EVIDENCED HEREBY OR THEREBY.

If the foregoing clearly sets forth our understanding, please sign where indicated below on the enclosed copy of this letter and return the same to the undersigned.

Very truly yours,

COMERICA BANK

James Q. Goudie, III

Acknowledged and Agreed to

as of the date set forth above:

MANITEX INTERNATIONAL, INC.

By:	David H. Gransee

Its:	VP & CFO